UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2013

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of the Registrant.

On June 24, 2013, Pfizer, Inc. (“Pfizer”) announced the preliminary results of its exchange offer (the “Exchange Offer”) pursuant to which Pfizer disposed of all of the shares of common stock of Zoetis Inc. (“Zoetis” or the “Company”) owned by Pfizer. The Exchange Offer is described in a registration statement on Form S-4 (File No. 333-188750) originally filed with the Securities and Exchange Commission (“SEC”) on May 22, 2013, including in a final prospectus filed by Zoetis with the SEC on June 17, 2013.

In the Exchange Offer, Pfizer accepted 405,117,195 shares of its common stock in exchange for 400,985,000 shares of Zoetis common stock, representing approximately 80.2% of Zoetis's outstanding common stock as of May 21, 2013. As a result, Pfizer no longer owns any voting or economic interest in Zoetis.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2013, immediately prior to Pfizer's acceptance of the tendered shares, Geno J. Germano, Douglas E. Giordano, Charles H. Hill, and Amy W. Schulman, each resigned from Zoetis's board of directors. Effective June 27, 2013, Robert Scully and Sanjay Khosla were appointed to classes I and II, respectively, of the board of directors, to serve in such capacity until his successor is appointed or qualified or until his resignation or removal. Effective June 27, 2013, our Corporate Governance Committee will be comprised of Michael McCallister (Chair), Frank D'Amelio and William Steere, Jr., our Compensation Committee will be comprised of Robert Scully (Chair), Sanjay Khosla and Gregory Norden and our Audit Committee will be comprised of Gregory Norden (Chair), William Steere, Jr. and Robert Scully.

Also on June 24, 2013, Michael McCallister was appointed as Non-Executive Chairman of the Zoetis board of directors. Mr. McCallister replaces Frank D'Amelio as Non-Executive Chairman. Mr. D'Amelio will remain a director on the Zoetis board of directors.

Item 7.01. Regulation FD Disclosure.

On June 20, 2013, the Zoetis board of directors declared a third-quarter dividend, payable to holders of record of the Company's common stock on August 1, 2013, of $0.065 per share payable on September 2, 2013. The Company intends to pay the dividend early, on August 30, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit:

99.1     Press Release issued on June 20, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: June 26, 2013

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued on June 20, 2013